ANNUAL REPORT

December 31, 2002

PHOENIX-DUFF & PHELPS
INSTITUTIONAL MUTUAL FUNDS

GROWTH STOCK PORTFOLIO

Managed by
Seneca Capital Management LLC

MANAGED BOND PORTFOLIO

Managed by
Phoenix Investment Counsel, Inc.

(LOGO)

PHOENIX
INVESTMENT PARTNERS,LTD.
A MEMBER OF THE PHOENIX COMPANIES, INC.
[GRAPHIC OMITTED]

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:

[GRAPHIC OMITTED]

      As a firm, Phoenix Investment Partners has always encouraged investors to take advantage of a variety of styles and strategies to mitigate the pain associated with the type of volatile market that we have experienced over the last three years.

      Stocks recorded their third consecutive down year in 2002, their worst string of declines since the late 1930s. In 2002, there were almost no bright spots. Of the major industry sectors in the S&P 500 Index, 1 NONE registered a positive return. The Nasdaq 2 fell 31%, down an incredible 77% from the peak. The S&P 500 Index, down 22% for the year, has lost fully 46% from its peak in early 2000.

      The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index, 3 benefited from the downturn in the equity markets and the uncertain economic and geopolitical outlook, posting a return of 10.26% for the year. Treasuries benefited the most, as investor uncertainty led to a "flight to quality."

      A diversified portfolio can help to offer protection by spreading investment risk across a broad spectrum of investment styles and asset classes. Less overlap or redundancy in a portfolio should translate into lower volatility and greater opportunity to participate in whatever style or asset class is currently in favor. Of course, diversification itself does not guarantee against a loss, and there can be no guarantee that a diversified portfolio will outperform a non-diversified portfolio.

      We recognize that it is important for investors to succeed in reaching their personal financial goals within the context of their risk tolerance and investment horizon. Your financial advisor can show you the benefits of asset allocation to help you shape an investment plan to meet your needs. Investors' biggest challenge is adopting an investing discipline and committing to it. As always, your financial advisor can provide the insight and wisdom to help keep you on track to meet your financial goals. To learn more about the markets and investing, ask your financial advisor to share Phoenix's exclusive "Investing Perspectives" presentation.

      If you have any questions about your account, please contact your financial advisor or a Phoenix Mutual Fund Services representative at 1-800-243-1574, option 4. To obtain current mutual fund prices


                                                           (continued on page 2)



1 THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL RETURN PERFORMANCE.

2 THE NASDAQ MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL RETURN PERFORMANCE.

3 THE LEHMAN BROTHERS AGGREGATE BOND INDEX MEASURES BROAD FIXED-INCOME MARKET
  TOTAL RETURN PERFORMANCE.

  THE INDEXES ARE UNMANAGED, DO NOT REFLECT MANAGEMENT FEES AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------
and performance information, go to PhoenixInvestments.com and select INDIVIDUAL INVESTORS to enter the "Investor Center." Take advantage of our new Investor Resources, including educational, tax and retirement topics. In addition, E-delivery of fund communications is now available. Once you sign up online, you will receive an email notification when your quarterly account statements, prospectuses and shareholder reports are available on our Web site. By electing this service, you can discontinue the paper mailings.


Sincerely,


/s/ PHILIP R. McLOUGHLIN

Philip R. McLoughlin
President, Phoenix Funds

DECEMBER 31, 2002

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE PORTFOLIO'S INVESTMENT OBJECTIVE?

A: The Portfolio seeks long-term capital appreciation.

Q: HOW DID THE PORTFOLIO PERFORM OVER THE LAST 12 MONTHS?

A: Value stocks rallied in December, causing large-cap value to beat large-cap growth for the quarter, bringing its lead for the year to 1200 basis points. In this tough climate for earnings-driven growth disciplines, Class X shares earned -28.91% and Class Y shares returned -29.05% compared with a decline of 22.10% for the S&P 500 Index 1 and a loss of 27.88% for the Russell 1000 Growth
Index.2 All performance figures assume reinvestment of dividends and are net of fees. Past performance is not indicative of future results.

Q: HOW WOULD YOU DESCRIBE THE MARKET OVER THE LAST 12 MONTHS?

A: Collectively at Seneca, we have hundreds of years of investment experience. None of us can recall a period when investors have appeared more pessimistic.

      The market accurately reflects this sentiment. Stocks recorded their third consecutive down year in 2002, its worst string of declines since the late 1930s. In 2002, there were almost no bright spots. Of the major industry sectors in the S&P 500 Index, none registered a positive return. Declines of this magnitude are stunning. They match the worst market performance ever recorded in the United States. This is not to say that things can't get worse from here. But in past terrible episodes, the declines went no further. Investing at such depressed levels has historically produced good results over time. We believe the same is true today.

      Fear, however, is pervasive. Investors who clamored to buy tech stocks at their peaks now sell them at single digit prices, to reinvest in Treasury bonds offering 3% for a 10-year term. Implicit in this behavior is the view that stocks will be unable to achieve much more than 3% over time. The historical record is actually double digit returns per annum on stocks since 1926. Can reasonable long-term investment expectations have changed so radically?

      We doubt that investors have become more prescient forecasters today than they were during the mania of the late 1990s. Then, stocks were priced with the assumption that the good times would roll forever; today they are priced with the opposite assumption. The reality is change, not stagnation. After three painful down years, we believe the market has adequately priced in the weak economy, the woeful world situation, and the sorry state of integrity in some corporate boardrooms.

      We cannot expect all our problems are behind us. But we can be certain they are not new news, and that stock prices largely reflect the risks.

Q: HOW HAS YOUR STYLE FARED?

A: Fundamental investing has been a frustrating exercise in the last few years, because fundamentals have withered in importance before the powerful emotional responses of fear and greed. Through September of this year, our return was in line with

1 THE S&P 500 INDEX MEASURES STOCK MARKET TOTAL RETURN PERFORMANCE.

2 THE RUSSELL 1000 GROWTH INDEX MEASURES THE TOTAL RETURN PERFORMANCE OF THOSE
  RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

  THE INDEXES ARE UNMANAGED, DO NOT REFLECT MANAGEMENT FEES AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

our benchmark. The fact that our portfolio companies delivered higher revenue growth, fewer negative charge offs, and better prospects than the average company, did not enable us to deliver excess return through September. In the fourth quarter, fundamental investing became even less productive. The October/November rally which followed was led by the lowest priced, most speculative stocks. Our returns failed to keep up with our style benchmark, the Russell 1000 Growth Index, exclusively because we resisted the trend to low quality. For the year, then, the return in this large-cap portfolio fell slightly below our benchmark, despite our avoidance of every corporate disaster, from Tenet to Tyco, and despite the fact that our portfolio companies demonstrated higher quality and better earnings performance than the market. Frustrating, indeed.

      For the year, the portfolio was hurt the most by its exposure to information technology, specifically semiconductor stocks. Micron, Intel and Texas Instruments were among the worst performers for the year. The portfolio did benefit from completely avoiding two of the worst performing sectors, telecom and utilities. Stock selection helped in the healthcare sector with good returns from Forest Labs and Amgen. Industrials like UPS, 3M and First Data were all top contributors to the portfolio for the year.

      The market drubbing of the last three years, scandal, and fear of war has created a deep crisis of confidence. Many investors now sell first and ask questions later, or never ask questions again. Stock price volatility has soared, and patience has worn thin. The only way to make money in this environment has been to take profits almost as soon as they appear, and to sell anything that "isn't working." Perhaps this is the best explanation for the wild popularity of hedge funds, which can function in this way. (We note, however, that even hedge funds suffered in 2002.) Serious long-term investors, however, are deeply challenged in such an environment. Some have changed their style, reeling from sector to sector to chase returns. Others have built large cash hordes. At Seneca, with our sophisticated and long term oriented clientele, we must maintain our discipline, which has served us so well for more than a decade. It is rooted in the belief that we can identify companies which can grow their franchises strongly and consistently.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Our forecast for the coming year is for slow, halting, but ultimate recovery in the economy and the markets. The stakes have risen for the U.S. with so many countries in truly dire straits. All of the ammunition available will be brought to bear, in the form of further monetary stimulus, deficit spending, tax reductions and even currency depreciation. The new Bush economic team and the Federal Funds rate at just 1.25% indicate the seriousness of the attack. We would not bet against the success of determined policymakers.

      Our favored investments for the coming year include the much maligned category, growth stocks. It's not just wishful thinking (we are growth investors) that leads us to this conclusion. Growth stocks have borne the brunt of the market's decline, with the result that their long time valuation premium over "value" stocks has shrunken to historically low levels. For the coming year, for example, growth stocks are expected to produce earnings growth far above the expected from value companies. Yet the Price to Earnings ratios of the two categories is roughly similar. Unless all the earnings expectations are worthless, we believe growth stocks look appealing.

                                                                 JANUARY 3, 2003

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

  AVERAGE ANNUAL TOTAL RETURNS 1                          PERIOD ENDING 12/31/02

                                                          1 YEAR       5 YEARS      10 YEARS
                                                         ---------    --------      --------
        Class X Shares                                    (28.91)%     (1.54)%       6.65%
        Class Y Shares                                    (29.05)      (1.78)        6.39

        Russell 1000 Growth Index 3                       (27.88)      (3.84)        6.71

        S&P 500 Index 4                                   (22.10)      (0.56)        9.37

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 This chart illustrates returns on Class X shares for ten years. Returns on Class Y shares will vary due to differing inception dates and fees.

3 The Russell 1000 Growth Index is an unmanaged, commonly used measure of growth stocks total return performance. The Index's performance does not reflect sales charges.

4 The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.

Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the fund). Returns indicate past performance which may not be indicative of future performance. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


GROWTH OF $5,000,000 (IN THOUSANDS)                         PERIODS ENDING 12/31

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   Growth Stock              Russell 1000
                Portfolio Class X 2         Growth Index 3      S&P 500 Index 4
12/31/92          $ 5,000,000.00            $ 5,000,000.00      $ 5,000,000.00
12/31/93          $ 5,502,026.00            $ 5,145,185.00      $ 5,500,005.00
12/31/94          $ 5,452,487.00            $ 5,281,844.50      $ 5,572,771.50
12/31/95          $ 7,345,863.50            $ 7,245,902.00      $ 7,662,966.50
12/31/96          $ 8,178,614.00            $ 8,921,326.00      $ 9,444,428.00
12/31/97          $10,285,115.00            $11,641,252.00      $12,596,562.00
12/31/98          $13,494,388.00            $16,147,094.00      $16,218,890.00
12/31/99          $18,072,740.00            $21,501,310.00      $19,646,770.00
12/31/00          $15,673,646.00            $16,679,967.00      $17,841,796.00
12/31/01          $13,390,388.00            $13,273,360.00      $15,723,111.00
12/31/02          $ 9,518,898.00            $ 9,572,209.00      $12,248,241.00

This chart assumes an initial gross investment of $5,000,000 made on 12/31/92 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in fees.

SECTOR WEIGHTINGS                                                       12/31/02


As a percentage of equity holdings

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Information Technology      27%

Health-Care                 24

Consumer Discretionary      19

Industrials                 11

Financials                  11

Consumer Staples             6

Energy                       2

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 2002
                     (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Microsoft Corp.                                                         4.4%
    DEVELOPER OF SOFTWARE FOR MICROCOMPUTERS
 2. Johnson & Johnson                                                       4.1%
    MANUFACTURES AND DISTRIBUTES HEALTH-CARE PRODUCTS
 3. Pfizer, Inc.                                                            3.9%
    HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
 4. Wal-Mart Stores, Inc.                                                   3.7%
    LARGE CHAIN DISCOUNT RETAILER
 5. Amgen, Inc.                                                             3.3%
    DEVELOPS BIOLOGICAL PRODUCTS

 6. American Express Co.                                                    3.2%
    DIVERSIFIED FINANCIAL SERVICES COMPANY
 7. International Business Machines Corp.                                   3.1%
    MANUFACTURES AND DISTRIBUTES BUSINESS MACHINES
 8. PepsiCo, Inc.                                                           3.0%
    SOFT DRINK AND SNACK FOOD DISTRIBUTOR
 9. Clear Channel Communications, Inc.                                      3.0%
    OPERATES TV AND RADIO STATIONS
10. Emerson Electric Co.                                                    2.9%
    MANUFACTURES ELECTRIC AND ELECTRONIC PRODUCTS

                        INVESTMENTS AT DECEMBER 31, 2002

                                                      SHARES       VALUE
                                                      ------    -----------
COMMON STOCKS--96.0%

AIR FREIGHT & COURIERS--2.7%
United Parcel Service, Inc. Class B ................   9,600    $   605,568

APPLICATION SOFTWARE--1.9%
Intuit, Inc.(b) ....................................   9,240        433,541

BANKS--2.8%
Bank of America Corp. ..............................   9,200        640,044

BIOTECHNOLOGY--3.3%
Amgen, Inc.(b) .....................................  15,260        737,668

BROADCASTING & CABLE TV--2.9%
Clear Channel Communications, Inc.(b) ..............  17,930        668,610

COMPUTER HARDWARE--3.1%
International Business Machines Corp. ..............   9,090        704,475

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.5%
Deere & Co. ........................................  12,480        572,208

DATA PROCESSING SERVICES--2.6%
Concord EFS, Inc.(b) ...............................  37,350        587,889

DEPARTMENT STORES--2.5%
Kohl's Corp.(b) ....................................  10,090        564,535

DIVERSIFIED FINANCIAL SERVICES--5.8%
American Express Co. ...............................  20,200        714,070
Goldman Sachs Group, Inc. (The) ....................   8,700        592,470
                                                                -----------
                                                                  1,306,540
                                                                -----------
ELECTRICAL COMPONENTS & EQUIPMENT--2.9%
Emerson Electric Co. ...............................  12,740        647,829

                                                      SHARES       VALUE
                                                      ------    -----------
GENERAL MERCHANDISE STORES--3.7%
Wal-Mart Stores, Inc. ..............................  16,590    $   837,961

HEALTH CARE DISTRIBUTORS & SERVICES--2.5%
AmerisourceBergen Corp. ............................  10,580        574,600

HEALTH CARE EQUIPMENT--2.6%
Medtronic, Inc. ....................................  12,710        579,576

HOUSEHOLD PRODUCTS--2.5%
Procter & Gamble Co. (The) .........................   6,670        573,220

INTERNET RETAIL--2.6%
eBay, Inc.(b) ......................................   8,830        598,851

MANAGED HEALTH CARE--2.5%
WellPoint Health Networks, Inc.(b) .................   7,920        563,587

MOVIES & ENTERTAINMENT--2.5%
Walt Disney Co. (The) ..............................  35,180        573,786

MULTI-LINE INSURANCE--1.9%
American International Group, Inc. .................   7,290        421,726

NETWORKING EQUIPMENT--2.5%
Cisco Systems, Inc.(b) .............................  43,400        568,540

OIL & GAS EQUIPMENT & SERVICES--2.1%
Schlumberger Ltd. ..................................  11,200        471,408

PHARMACEUTICALS--13.1%
Forest Laboratories, Inc.(b) .......................   5,690        558,872
Johnson & Johnson ..................................  17,390        934,017
Lilly (Eli) & Co. ..................................   8,950        568,325
Pfizer, Inc. .......................................  29,240        893,867
                                                                -----------
                                                                  2,955,081
                                                                -----------

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                                                      SHARES       VALUE
                                                      ------    -----------
PUBLISHING & PRINTING--2.5%
Tribune Co. ........................................  12,590    $   572,341

SEMICONDUCTOR EQUIPMENT--2.7%
Applied Materials, Inc.(b) .........................  47,090        613,583

SEMICONDUCTORS--7.3%
Intel Corp. ........................................  38,490        599,289
Texas Instruments, Inc. ............................  32,260        484,223
Xilinx, Inc.(b) ....................................  27,900        574,740
                                                                -----------
                                                                  1,658,252
                                                                -----------
SOFT DRINKS--3.0%
PepsiCo, Inc. ......................................  16,070        678,475

SPECIALTY STORES--2.1%
AutoZone, Inc.(b) ..................................   6,650        469,823

SYSTEMS SOFTWARE--4.4%
Microsoft Corp.(b) .................................  19,250        995,225

TELECOMMUNICATIONS EQUIPMENT--2.5%
QUALCOMM, Inc.(b) ..................................  15,290        556,403

---------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $23,494,301)                                    21,731,345
---------------------------------------------------------------------------

FOREIGN COMMON STOCKS--2.4%

IT CONSULTING & SERVICES--2.4%
Accenture Ltd. Class A (Bermuda)(b) ................  30,900        555,891
---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $579,631)                                          555,891
---------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.4%
(IDENTIFIED COST $24,073,932)                                    22,287,236
---------------------------------------------------------------------------

                                       STANDARD
                                       & POOR'S         PAR
                                        RATING         VALUE
                                      (Unaudited)      (000)       VALUE
                                      -----------      -----    -----------
SHORT-TERM OBLIGATIONS--4.9%

COMMERCIAL PAPER--4.9%
Cargill, Inc. 1.38%, 1/2/03 ............   A-1          $690    $   689,973
McDonald's Corp. 1.23%, 1/3/03 .........   A-1           415        414,972

---------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,104,945)                                      1,104,945
---------------------------------------------------------------------------


TOTAL INVESTMENTS--103.3%
(IDENTIFIED COST $25,178,877)                                    23,392,181(a)

Other assets and liabilities, net--(3.3)%                          (756,681)
                                                                -----------
NET ASSETS--100.0%                                              $22,635,500
                                                                ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $784,397 and gross depreciation of $2,648,090 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $25,255,874.

(b) Non-income producing.

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002


ASSETS
Investment securities at value
   (Identified cost $25,178,877)                                   $23,392,181
Cash                                                                       528
Receivables
   Investment securities sold                                          232,415
   Dividends and interest                                               20,377
Prepaid expenses                                                           382
                                                                   -----------
     Total assets                                                   23,645,883
                                                                   -----------
LIABILITIES
Payables
   Investment securities purchased                                     947,880
   Investment advisory fee                                               8,128
   Transfer agent fee                                                    6,684
   Financial agent fee                                                   4,856
   Distribution fee                                                      2,464
   Trustees' fee                                                         1,825
Accrued expenses                                                        38,546
                                                                   -----------
     Total liabilities                                               1,010,383
                                                                   -----------
NET ASSETS                                                         $22,635,500
                                                                   ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $38,641,182
Undistributed net investment income                                     45,054
Accumulated net realized loss                                      (14,264,040)
Net unrealized depreciation                                         (1,786,696)
                                                                   -----------
NET ASSETS                                                         $22,635,500
                                                                   ===========

CLASS X
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $11,436,121)                    751,921
Net asset value and offering price per share                            $15.21

CLASS Y
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $11,199,379)                    742,402
Net asset value and offering price per share                            $15.09

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
Dividends                                                           $   255,165
Interest                                                                 18,515
Foreign taxes withheld                                                   (3,330)
                                                                    -----------
     Total investment income                                            270,350
                                                                    -----------
EXPENSES
Investment advisory fee                                                 166,580
Distribution fee, Class Y                                                28,553
Financial agent fee                                                      64,235
Transfer agent                                                           36,732
Professional                                                             30,306
Registration                                                             20,274
Trustees                                                                 18,525
Printing                                                                 10,352
Custodian                                                                 8,173
Miscellaneous                                                            10,261
                                                                    -----------
     Total expenses                                                     393,991
     Less expenses borne by investment adviser                         (170,830)
     Custodian fees paid indirectly                                        (265)
                                                                    -----------
     Net expenses                                                       222,896
                                                                    -----------
NET INVESTMENT INCOME                                                    47,454
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (5,431,637)
Net change in unrealized appreciation (depreciation) on
   investments                                                       (4,199,188)
                                                                    -----------
NET LOSS ON INVESTMENTS                                              (9,630,825)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(9,583,371)
                                                                    ===========

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year Ended          Year Ended
                                                                                  12/31/02           12/31/01
                                                                                ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                 $     47,454       $    107,982
   Net realized gain (loss)                                                       (5,431,637)        (8,667,866)
   Net change in unrealized appreciation (depreciation)                           (4,199,188)         1,257,130
                                                                                ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    (9,583,371)        (7,302,754)
                                                                                ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                    (25,889)           (70,966)
   Net investment income, Class Y                                                     (5,735)            (7,793)
   Net realized short-term gains, Class X                                                 --           (466,618)
   Net realized short-term gains, Class Y                                                 --           (229,774)
   Net realized long-term gains, Class X                                                  --           (432,025)
   Net realized long-term gains, Class Y                                                  --           (212,741)
                                                                                ------------       ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                         (31,624)        (1,419,917)
                                                                                ------------       ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (19,263 and 26,066 shares, respectively)            311,219            583,115
   Net asset value of shares issued from reinvestment of distributions
     (1,460 and 41,825 shares, respectively)                                          25,847            969,481
   Cost of shares redeemed (420,012 and 263,300 shares, respectively)             (7,839,228)        (6,181,294)
                                                                                ------------       ------------
Total                                                                             (7,502,162)        (4,628,698)
                                                                                ------------       ------------
CLASS Y
   Proceeds from sales of shares (191,624 and 35,502 shares, respectively)         3,330,928            782,000
   Net asset value of shares issued from reinvestment of distributions
     (326 and 19,503 shares, respectively)                                             5,735            450,307
   Cost of shares redeemed (5,456 and 248,429 shares, respectively)                  (87,789)        (5,719,848)
                                                                                ------------       ------------
Total                                                                              3,248,874         (4,487,541)
                                                                                ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                      (4,253,288)        (9,116,239)
                                                                                ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                         (13,868,283)       (17,838,910)

NET ASSETS
   Beginning of period                                                            36,503,783         54,342,693
                                                                                ------------       ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $45,054 AND $29,224, RESPECTIVELY]                                         $ 22,635,500       $ 36,503,783
                                                                                ============       ============

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS X
                                                                     ---------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31
                                                                     ---------------------------------------------------
                                                                      2002        2001       2000      1999        1998
Net asset value, beginning of period                                 $21.43      $25.98     $36.83    $37.82      $33.85
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                        0.05(3)     0.08(3)    0.08      0.08        0.05(3)
   Net realized and unrealized gain (loss)                            (6.24)      (3.81)     (4.83)    11.65        9.88
                                                                     ------      ------     ------    ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                                 (6.19)      (3.73)     (4.75)    11.73        9.93
                                                                     ------      ------     ------    ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               (0.03)      (0.06)     (0.04)    (0.05)      (0.15)
   Distributions from net realized gains                                 --       (0.76)     (6.06)   (12.67)      (5.81)
                                                                     ------      ------     ------    ------      ------
     TOTAL DISTRIBUTIONS                                              (0.03)      (0.82)     (6.10)   (12.72)      (5.96)
                                                                     ------      ------     ------    ------      ------
Change in net asset value                                             (6.22)      (4.55)    (10.85)    (0.99)       3.97
                                                                     ------      ------     ------    ------      ------
NET ASSET VALUE, END OF PERIOD                                       $15.21      $21.43     $25.98    $36.83      $37.82
                                                                     ======      ======     ======    ======      ======
Total return                                                         (28.91)%    (14.57)%   (13.27)%   33.93%      31.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $11,436     $24,671    $34,991   $41,436     $46,330

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)                                               0.70 %(4)   0.70 %(4)  0.70 %    0.70%       0.70%
   Net investment income                                               0.27 %      0.34 %     0.29 %    0.17%       0.13%
Portfolio turnover                                                      116 %       134 %      127 %     136%        115%

                                                                                            CLASS Y
                                                                     ---------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31
                                                                     ---------------------------------------------------
                                                                      2002        2001       2000       1999       1998
Net asset value, beginning of period                                 $21.28      $25.82     $36.72    $37.79      $33.86
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                        0.01(3)     0.02(3)    0.04     (0.03)      (0.04)(3)
   Net realized and unrealized gain (loss)                            (6.19)      (3.78)     (4.85)    11.63        9.88
                                                                     ------      ------     ------    ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                                 (6.18)      (3.76)     (4.81)    11.60        9.84
                                                                     ------      ------     ------    ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               (0.01)      (0.02)     (0.03)       --       (0.10)
   Distributions from net realized gains                                 --       (0.76)     (6.06)   (12.67)      (5.81)
                                                                     ------      ------     ------    ------      ------
     TOTAL DISTRIBUTIONS                                              (0.01)      (0.78)     (6.09)   (12.67)      (5.91)
                                                                     ------      ------     ------    ------      ------
Change in net asset value                                             (6.19)      (4.54)    (10.90)    (1.07)       3.93
                                                                     ------      ------     ------    ------      ------
NET ASSET VALUE, END OF PERIOD                                       $15.09      $21.28     $25.82    $36.72      $37.79
                                                                     ======      ======     ======    ======      ======
Total return                                                         (29.05)%    (14.80)%   (13.49)%   33.60 %     30.85 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $11,199     $11,832    $19,351   $21,845     $21,347
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                                               0.95 %(4)   0.95 %(4)  0.95 %    0.95 %      0.95 %
   Net investment income (loss)                                        0.03 %      0.09 %     0.04 %   (0.09)%     (0.11)%
Portfolio turnover                                                      116 %       134 %      127 %     136 %       115 %

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.31%, 1.10%, 1.03%, 0.95%, and 1.00% for the periods ended December 31, 2002,
    2001, 2000, 1999 and 1998, respectively.

(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.58%, 1.35%, 1.27%, 1.20%, and 1.25% for the periods ended December 31, 2002,
    2001, 2000, 1999, and 1998, respectively.

(3) Computed using average shares outstanding.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE PORTFOLIO'S INVESTMENT OBJECTIVE?

A: The Portfolio seeks to generate a high level of current income and appreciation of capital consistent with prudent investment risk.

Q: HOW DID THE PORTFOLIO PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended December 31, 2002, Class X shares returned 8.30% and Class Y shares returned 8.02%. The Lehman Brothers Aggregate Bond Index 1 returned 10.26% for the same period. All performance figures assume reinvestment of dividends and are net of fees. Past performance is not indicative of future results.

Q: COULD YOU PROVIDE A BRIEF OVERVIEW OF THE MARKET ENVIRONMENT?

A: As the new year began, bond investors benefited from a benign inflation environment and indications that the economy was beginning to recover. Investors were hopeful that a strengthening economy would improve corporate profits leading to higher bond prices in the spread sectors of the market, particularly high yield securities. Then in March, the Israeli-Palestinian conflict spurred a 30% increase in crude oil futures, and the Federal Reserve adjusted its risk outlook from a policy favoring economic weakness to one of balancing weakness and inflation in the economy.

      The bond market was also strong during the second quarter as the stock market approached the lows set after the terrorist attacks in September 2001. The steady drumbeat of CEO resignations and SEC investigations, along with turmoil in the Middle East and the ongoing war against terrorism in Afghanistan and other parts of the world weighed heavily on investors' minds. Against this backdrop, the economy continued to show strength in manufacturing and consumer spending. Interest rates declined across the yield curve, with the largest declines in the intermediate-term sector. Expectations shifted from the belief the Federal Reserve would raise interest rates during the summer to the possibility that it might not raise rates until the end of 2002. Treasuries benefited from the flight to quality despite weakness in the U.S. dollar, as investors' appetite for risk faded. High yield and emerging markets bonds were the worst performing sectors for the quarter giving back strong gains registered in the first quarter.

      In the third quarter, the bond market continued to benefit from the downturn in the stock market and the uncertain economic and geopolitical outlook, as the S&P 500 Index posted its largest quarterly loss since the fourth quarter of 1987. Within the fixed income market, quality was the place to be. As a result, Treasuries were the best performing sector for the quarter. Commercial mortgage-backed securities (CMBS) continued their impressive performance, and were the best performing domestic bond sector year-to-date. High yield and emerging markets bonds were the worst performing sectors for the quarter and year-to-date.

      However, at the end of the year, spread product was the place to be -- a complete reversal of previous quarters as the stock market rally in October and November and historically wide spreads led investors to temporarily overlook fears of credit risk. Emerging markets and high yield were the best performing sectors for the quarter, while U.S. Treasuries were the worst.


1 THE LEHMAN BROTHERS AGGREGATE BOND INDEX MEASURES BROAD BOND MARKET TOTAL
  RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT FACTORS HELPED OR HURT PERFORMANCE?

A: First-quarter performance benefited from the Portfolio's exposure to high yield bonds and emerging market debt. Also contributing to performance was an underweight in both the U.S. Treasury and U.S. corporate bond sectors, which exhibited weakness relative to structured products (mortgage-backed securities and asset-backed securities), which are generally more defensive in a rising or perceived rising interest rate environment given their sensitivity to prepayments.

      Our position in the high yield sector detracted the most from performance for the second quarter. The sector had one of its worst months ever in June. The declines were primarily due to the collapse of WorldCom and problems at other companies such as Adelphia Communications and Qwest. While our position in WorldCom hurt performance, we avoided other problems by selling our positions in Qwest and Adelphia before large price declines and avoided many other troubled companies such as Kmart and Ames. It has been a very difficult year for high yield bonds with defaults and rating downgrades running at the highest level since 1990. An overweight position in commercial mortgage-backed securities added to performance relative to the benchmark. Performance also benefited from our position in taxable municipals as spreads continued to tighten, leading to price appreciation.

      As with the second quarter, our position in the high yield sector impaired performance going into the second half of the year. The sector was again the worst performing domestic bond sector. According to a study by Fitch, 40% of all high yield bonds issued between the beginning of 1997 and the end of 1999 had defaulted as of the end of June. Additionally, our typical underweight position in U.S. Treasuries also detracted from performance. U.S. Treasuries were the best performing sector for the quarter, returning 7.40%. The gains were especially strong in long-term maturity sectors as Treasuries continued to benefit from the "flight to quality," and the need for longer duration securities. On a positive note, our overweight position in high quality commercial mortgage-backed securities continued to add to performance. Another positive was our exposure to both taxable and tax-exempt municipal bonds, which both performed well.

      In the fourth quarter, our position in the emerging markets and high yield sectors were the primary cause of our outperformance relative to our benchmark. Each of these sectors performed well as the stock market rally renewed investors' appetite for risk and spread product. Some specific names in the investment-grade corporate sector also helped performance but our overall underweighting in the sector detracted from our return.

Q: WHAT IS YOUR OUTLOOK FOR NEXT YEAR?

A: We believe U.S. Treasuries could swing from being the best performing sector in 2002 to one of the worst performing areas in 2003 and that high yield may be turning the corner. Although we are seeing only a modest decline in defaults and continuing net downgrades, it appears that the worst of the credit cycle is behind us. We also think investment-grade corporates will perform well in 2003. We continue to emphasize diversification by sector and within sectors, particularly within high yield and investment-grade corporates.

      We do not believe the potential tax change regarding dividends will have a major negative impact on municipal bonds. Commercial mortgage-backed securities and taxable municipal bonds are trading at relatively tight spreads, and we do not anticipate the excellent performance that we saw in 2002 to continue into 2003.

                                                                JANUARY 23, 2003

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

  AVERAGE ANNUAL TOTAL RETURNS 1                          PERIOD ENDING 12/31/02

                                                            1 YEAR      5 YEARS       10 YEARS
                                                            ------      -------       --------
        Class X Shares                                       8.30%        6.01%         7.41%
        Class Y Shares                                       8.02         5.74          7.14
        Lehman Brothers Aggregate Bond Index 3              10.26         7.55          7.51

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 This chart illustrates returns on Class X shares for ten years. Returns on Class Y shares will vary due to differing inception dates and fees.

3 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance.

Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the fund). Returns indicate past performance which may not be indicative of future performance. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $5,000,000 (IN THOUSANDS)                         PERIODS ENDING 12/31

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Managed Bond              Lehman Brothers Aggregate
                  Portfolio Class X 2                 Bond Index 3
12/31/92            $ 5,000,000.00                  $ 5,000,000.00
12/31/93            $ 5,606,893.50                  $ 5,487,536.00
12/31/94            $ 5,333,914.50                  $ 5,327,497.00
12/31/95            $ 6,399,015.00                  $ 6,311,956.00
12/31/96            $ 6,955,446.00                  $ 6,541,101.00
12/31/97            $ 7,633,333.00                  $ 7,172,495.50
12/31/98            $ 7,785,545.50                  $ 7,795,556.50
12/31/99            $ 7,900,378.00                  $ 7,731,236.50
12/31/00            $ 8,693,365.00                  $ 8,630,087.00
12/31/01            $ 9,435,059.00                  $ 9,358,772.00
12/31/02            $10,218,483.00                  $10,319,050.00

This chart assumes an initial gross investment of $5,000,000 made on 12/31/92 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.



SECTOR WEIGHTINGS                                                       12/31/02

As a percentage of bond holdings

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Non-Agency Mortgage-Backed  25%

Corporate                   23

Agency Mortgage-Backed      20

Municipal                   15

Foreign Government           6

Foreign Corporate            6

Asset-Backed                 5

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                    TEN LARGEST HOLDINGS AT DECEMBER 31, 2002
                     (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Pemex Project Funding Master Trust                                      2.6%
    CORPORATE BOND
 2. Fannie Mae 6.50%, 10/1/31                                               2.4%
    AGENCY MORTGAGE-BACKED SECURITY
 3. Countrywide Home Loans                                                  2.4%
    NON-AGENCY MORTGAGE-BACKED SECURITY
 4. Bank of America Mortgage Securities 99-7, A24                           2.0%
    NON-AGENCY MORTGAGE-BACKED SECURITY
 5. Fannie Mae W.I.                                                         2.0%
    AGENCY MORTGAGE-BACKED SECURITY

 6. Fannie Mae 6%, 6/1/29                                                   2.0%
    AGENCY MORTGAGE-BACKED SECURITY
 7. Nationslink Funding Corp. 99-2, A2C                                     1.9%
    NON-AGENCY MORTGAGE-BACKED SECURITY
 8. GNMA 6.50%, 12/15/31                                                    1.9%
    AGENCY MORTGAGE-BACKED SECURITY
 9. Residential Accredit Loans, Inc. 99-QS14,A5                             1.8%
    NON-AGENCY MORTGAGE-BACKED SECURITY
10. Fannie Mae 5.50%, 8/1/17                                                1.8%
    AGENCY MORTGAGE-BACKED SECURITY

                        INVESTMENTS AT DECEMBER 31, 2002

                                          MOODY'S       PAR
                                           RATING      VALUE
                                         (Unaudited)   (000)       VALUE
                                         -----------  ------    ------------
AGENCY MORTGAGE-BACKED SECURITIES--19.4%

Fannie Mae 6%, '05-'32(g) ..............     Aaa      $6,797    $  7,096,840
Fannie Mae 5.50%, 8/1/17 ...............     Aaa       2,561       2,653,386
Fannie Mae 7.50%, 10/1/30 ..............     Aaa         103         109,161
Fannie Mae 7%, 11/1/30 .................     Aaa       1,113       1,171,532
Fannie Mae 6.50%, 10/1/31 ..............     Aaa       3,526       3,673,594
Fannie Mae 5.50%, 11/1/32 ..............     Aaa       1,480       1,511,914
Fannie Mae W.I. 5.50%, 1/1/33 ..........     Aaa       3,000       3,061,875
Freddie Mac 6.65%, 6/15/23 .............     Aaa       2,050       2,160,402
GNMA 7%, 7/15/29 .......................     Aaa         441         467,473
GNMA 7%, 8/15/29 .......................     Aaa         832         882,882
GNMA 6.50%, '31-'32 ....................     Aaa       6,295       6,611,514
----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $27,942,318)                                     29,400,573
----------------------------------------------------------------------------

MUNICIPAL BONDS--14.4%

CALIFORNIA--2.3%
Alameda Corridor Transportation Authority
Revenue Taxable Series C 6.50%, 10/1/19      Aaa       1,000       1,107,860

Alameda Corridor Transportation Authority
Revenue Taxable Series C 6.60%, 10/1/29      Aaa         635         697,325

Fresno County Pension Obligation Revenue
Taxable 6.21%, 8/15/06 .................     Aaa         375         417,356

Oakland Pension Obligation Revenue
Taxable Series A 6.95%, 12/15/08 .......     Aaa          96         112,542

Oakland Pension Obligation Revenue
Taxable Series A 6.98%, 12/15/09 .......     Aaa          49          57,911

                                          MOODY'S       PAR
                                           RATING      VALUE
                                         (Unaudited)   (000)       VALUE
                                         -----------  ------    ------------
Ventura County Pension Obligation
Revenue Taxable 6.54%, 11/1/05 .........     Aaa      $1,000    $  1,110,720
                                                                ------------
                                                                   3,503,714
                                                                ------------
COLORADO--0.1%
Denver City and County School District 01
Pension Taxable 6.76%, 12/15/07 ........     Aaa         150         172,149

CONNECTICUT--1.4%
Mashantucket Western Pequot Tribe
Revenue Taxable Series A 6.91%, 9/1/12 .     Aaa       1,100       1,253,758

Mashantucket Western Pequot Tribe
Revenue Taxable Series A 144A 6.57%,
9/1/13(b) ..............................     Aaa         715         793,736
                                                                ------------
                                                                   2,047,494
                                                                ------------
FLORIDA--1.9%
Florida State Board of Education 5.375%,
1/1/11 .................................      Aa         680         767,815

Tampa Solid Waste System Revenue
Taxable Series A 6.43%, 10/1/08 ........     Aaa         930       1,032,849

University of Miami Exchangeable Revenue
Taxable Series A 7.40%, 4/1/11(d) ......     Aaa         210         231,430

University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20(d) ......     Aaa         825         898,112
                                                                ------------
                                                                   2,930,206
                                                                ------------

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO


                                          MOODY'S       PAR
                                           RATING      VALUE
                                         (Unaudited)   (000)       VALUE
                                         -----------  ------    ------------
GEORGIA--0.6%
Georgia State Series B 5.40%, 4/1/13 ...     Aaa      $  765    $    876,086

ILLINOIS--0.2%
Metropolitan Pier & Exposition Authority
McCormick Place Expansion Revenue
Series A 5%, 12/15/28 ..................     Aaa         340         343,148

MASSACHUSETTS--1.2%
Consolidated Loan of 2002 Series C
5.50%, 11/1/13 .........................     Aaa         910       1,050,249

Massachusetts State Health and Educational
Facilities Authority Revenue Harvard
University Series FF 5.125%, 7/15/37 ...     Aaa         755         774,955
                                                                ------------
                                                                   1,825,204
                                                                ------------
MICHIGAN--0.8%
Michigan State 5.50%, 12/1/14 ..........     Aaa       1,015       1,175,563

NEW YORK--1.0%
Metropolitan Transportation Authority
New York Service Contract Refunding
Series A 5%, 7/1/30 ....................     Aaa       1,510       1,530,898

OHIO--0.6%
State Higher Education Capital Facilities
Series II-A 5.25%, 12/1/11 .............      Aa         735         831,719

RHODE ISLAND--1.5%
Woonsocket Taxable Pension Funding
5.66%, 7/15/13 .........................     Aaa       2,145       2,290,646

SOUTH DAKOTA--0.7%
Educational Enhancement Funding Corp. ..
Taxable Series A 6.72%, 6/1/25 .........      Aa       1,000       1,003,530

TEXAS--0.5%
Dallas-Fort Worth International Airport
Facilities Improvement Revenue Taxable
6.45%, 11/1/08 .........................     Aaa         200         227,484

Frisco Independent School District 5.125%,
8/15/30 ................................     Aaa         560         571,418
                                                                ------------
                                                                     798,902
                                                                ------------
UTAH--0.7%
Utah State Ref Series B 5.375%, 7/1/12 .     Aaa         865         987,121

WASHINGTON--0.5%
Washington State Series C MBIA-IBC
5.50%, 7/1/13 ..........................     Aaa         660         755,469

                                          MOODY'S       PAR
                                           RATING      VALUE
                                         (Unaudited)   (000)       VALUE
                                         -----------  ------    ------------
WISCONSIN--0.4%
Wisconsin State Ref Series 1 MBIA-IBC
5.50%, 11/1/13 .........................     Aaa      $  575    $    661,957
----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $20,630,847)                                     21,733,806
----------------------------------------------------------------------------

ASSET-BACKED SECURITIES--5.0%

Arc Net Interest Margin Trust 02-9A, A
7.75%, 12/27/32 ........................     Baa       1,451       1,439,255

Capital Auto Receivables Asset Trust 02-3,
A3 3.58%, 10/16/06 .....................     Aaa       1,000       1,026,250

Litigation Settlement Monetized Fee Trust
02-5A, A 144A 6%, 10/25/32(b) ..........      Aa       1,373       1,329,668

Pass-Through Amortizing Credit Card Trust
02-1A, A4FX 8.721%, 6/18/12 ............     Baa         615         624,208

Prudential Holdings LLC Series FSA
7.245%, 12/18/23 .......................     Aaa       1,030       1,180,427

Seneca Funding I Ltd. 4.17%, 5/31/29(d)       Aa       2,000       1,900,000
----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $7,348,453)                                       7,499,808
----------------------------------------------------------------------------

CORPORATE BONDS--21.5%

AGRICULTURAL PRODUCTS--0.5%
Corn Products  International, Inc. 8.25%,
7/15/07 ................................      Ba         735         742,350

AIRLINES--2.5%
America West Airlines, Inc. 00-G 8.057%,
7/2/20 .................................     Aaa         555         587,129

Continental Airlines, Inc. 01-1 6.703%,
6/15/21 ................................     Baa       1,518       1,318,116

Northwest Airlines Corp. 00-1 8.072%,
10/1/19 ................................     Aaa         576         623,910

US Airways Group, Inc. 98-1 Pass-Through
Trust 6.85%, 1/30/18 ...................     Baa       1,537       1,211,326
                                                                ------------
                                                                   3,740,481
                                                                ------------
AUTO PARTS & EQUIPMENT--0.5%
Collins & Aikman Products 11.50%,
4/15/06 ................................      B          395         333,775

Collins & Aikman Products 10.75%,
12/31/11 ...............................      B          355         335,475
                                                                ------------
                                                                     669,250
                                                                ------------

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                          MOODY'S       PAR
                                           RATING      VALUE
                                         (Unaudited)   (000)       VALUE
                                         -----------  ------    ------------
BROADCASTING & CABLE TV--1.1%
Comcast Cable Communications, Inc.
6.875%, 6/15/09 ........................     Baa      $  425    $    452,155

Comcast Cable Communications, Inc.
6.75%, 1/30/11 .........................     Baa         425         442,206

Cox Communications, Inc. 7.75%,
11/1/10 ................................     Baa         600         683,373
                                                                ------------
                                                                   1,577,734
                                                                ------------
BUILDING PRODUCTS--0.5%
American Standard Co. 7.375%, 2/1/08 ...      Ba         720         756,000

CASINOS & GAMING--1.9%
Harrahs Operating Co., Inc. 7.50%,
1/15/09 ................................     Baa         690         771,218

Hollywood Casino Corp. 11.25%, 5/1/07 ..      B          680         737,800
MGM Mirage, Inc. 8.50%, 9/15/10 ........     Baa         695         767,975

Mohegan Tribal Gaming Authority 8.125%,
1/1/06 .................................      Ba         585         618,637
                                                                ------------
                                                                   2,895,630
                                                                ------------
CONSUMER FINANCE--1.4%
Ford Motor Credit Corp. 7.25%, 10/25/11       A          705         685,032

General Motors Acceptance Corp. 6.875%,
9/15/11 ................................      A          685         683,123

Household Finance Corp. 6.75%, 5/15/11 .      A          700         746,332
                                                                ------------
                                                                   2,114,487
                                                                ------------
DIVERSIFIED FINANCIAL SERVICES--4.4%
General Electric Capital Corp. Series MTNA
6%, 6/15/12 ............................     Aaa       1,500       1,619,512

Janus Capital Group, Inc. 7.75%, 6/15/09     Baa         745         785,677

Pemex Project Funding Master Trust
9.125%, 10/13/10 .......................     Baa       3,375       3,864,375

TIAA Global Markets 4.125%, 11/15/07 ...     Aaa         415         425,666
                                                                ------------
                                                                   6,695,230
                                                                ------------
ENVIRONMENTAL SERVICES--0.5%
Allied Waste Industries 7.40%, 9/15/35 .      Ba         540         432,000

Allied Waste North America 144A 9.25%,
9/1/12(b) ..............................      Ba         345         348,450
                                                                ------------
                                                                     780,450
                                                                ------------

                                          MOODY'S       PAR
                                           RATING      VALUE
                                         (Unaudited)   (000)       VALUE
                                         -----------  ------    ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0 5%
Terra Capital, Inc. 12.875%, 10/15/08 ..      B       $  750    $    810,000

FOOD DISTRIBUTORS--0.1%
Fleming Cos., Inc. Series D 10.625%,
7/31/07 ................................      B          310         203,050

HEALTH CARE DISTRIBUTORS & SERVICES--0.2%
AmerisourceBergen Corp. 8.125%, 9/1/08 .      Ba         285         304,950

HEALTH CARE FACILITIES--2.1%
HCA, Inc. 6.30%, 10/1/12 ...............      Ba         775         781,619
HEALTHSOUTH Corp. 10.75%, 10/1/08 ......      B          700         595,000
Manor Care, Inc. 7.50%, 6/15/06 ........      Ba         695         721,840
Service Corp. Intl. 6%, 12/15/05 .......      B          840         793,800
Tenet Healthcare Corp. 6.375%, 12/1/11 .     Baa         350         315,000
                                                                ------------
                                                                   3,207,259
                                                                ------------
HOMEBUILDING--0.3%
WCI Communities, Inc. 9.125%, 5/1/12 ...      Ba         450         407,250

MANAGED HEALTH CARE--0.1%
Coventry Health Care, Inc. 8.125%,
2/15/12 ................................      Ba         175         182,875

MULTI-UTILITIES--0.7%
El Paso Corp. 7%, 5/15/11 ..............      Ba       1,455         991,069

OIL & GAS EXPLORATION & PRODUCTION--2.1%
Chesapeake Energy Corp. 8.375%,
11/1/08 ................................      B          515         535,600

Hanover Equipment Trust 01-A, 144A
9.49%, 9/1/08(b) .......................      B          865         847,700

Magnum Hunter Resources, Inc. 9.60%,
3/15/12 ................................      B          705         752,587

Pioneer Natural Resource Co. 7.50%,
4/15/12 ................................      Ba         920         996,798
                                                                ------------
                                                                   3,132,685
                                                                ------------
PACKAGED FOODS & MEATS--0.4%
Del Monte Corp. 144A 8.625%, 12/15/12(b)      B          500         512,500

Land O Lakes, Inc. 8.75%, 11/15/11 .....      B          275         154,000
                                                                ------------
                                                                     666,500
                                                                ------------
PAPER PACKAGING--0.2%
Smurfit-Stone Container Corp. 144A
8.25%, 10/1/12(b) ......................      B          310         317,750

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO


                                          MOODY'S       PAR
                                           RATING      VALUE
                                         (Unaudited)   (000)       VALUE
                                         -----------  ------    ------------
PROPERTY & CASUALTY INSURANCE--0.3%
HSB Capital I 2.685%, 7/15/27(d) .......    AA(c)     $  550    $    511,611

PUBLISHING & PRINTING--0.5%
Dex Media East LLC 144A 12.125%,
11/15/12(b) ............................      B          695         773,188

STEEL--0.2%
WCI Steel, Inc. Series B 10%, 12/1/04 ..     Caa       1,135         295,100

WIRELESS TELECOMMUNICATION SERVICES--0.5%
AT&T Wireless Services, Inc. 8.125%,
5/1/12 .................................     Baa         815         819,075
----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $32,531,995)                                     32,593,974
----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--24.4%

Amortizing Residential Collateral Trust
02-BC 4N, B2 7.75%, 7/25/32 ............     Baa       1,220       1,200,255

Bank of America Mortgage Securities 99-7,
A24 6.50%, 7/25/29(g) ..................     Aaa       3,000       3,084,514

Chase Mortgage Finance Corp. 1999-S5 A5
6.50%, 5/25/29 .........................     Aaa       1,390       1,432,149

Citicorp Mortgage Securities, Inc. 01-1,
A8 6.75%, 1/25/31 ......................    AAA(c)     1,470       1,510,195

Commercial Resecuritization Trust 01-ABC2,
A1 7.17%, 2/21/13 ......................     Aaa       1,870       2,068,688

Countrywide Home Loans 6.75%,
10/25/31 ...............................     Aaa       3,410       3,557,056

First Horizon Asset Securities, Inc. 01-5,
A3 6.75%, 8/25/31 ......................     Aaa       1,485       1,538,135

GMAC 6.30%, 5/15/33 ....................    AA(c)      1,000       1,121,406

JP Morgan Chase Commercial Mortgage
Securities Corp. 01-CIBC, A3 6.26%,
3/15/33 ................................    AAA(c)     1,700       1,902,810

Lehman Brothers Commercial Conduit
Mortgage Trust 99-C2, A2 7.325%,
10/15/32 ...............................     Aaa       1,670       1,954,620

Nationslink Funding Corp. 99-2, A2C
7.229%, 6/20/31 ........................    AAA(c)     2,500       2,916,016

                                          MOODY'S       PAR
                                           RATING      VALUE
                                         (Unaudited)   (000)       VALUE
                                         -----------  ------    ------------
Norwest Asset Securities Corp. 99-5, B2
6.25%, 3/25/14 .........................     A(c)     $1,481    $  1,529,460

Norwest Asset Securities Corp. 99-10, B2
6.25%, 4/25/14 .........................    AAA(c)       995       1,027,040

Norwest Asset Securities Corp. 99-4, A5
6.50%, 3/26/29 .........................    AAA(c)     1,055       1,086,200

PNC Mortgage Acceptance Corp. 00-C2 A2
7.30%, 10/12/33 ........................     Aaa       1,845       2,163,977

Residential Accredit Loans, Inc. 99-QS14,
A5 7.75%, 11/25/29 .....................    AAA(c)     2,622       2,695,667

Residential Funding Mortgage Securities I
93-S25, M3 6.50%, 7/25/08 ..............    AAA(c)       198         203,489

Starwood Commercial Mortgage Truest
1999-C1A A1 6.60%, 2/3/14 ..............     Aaa       1,440       1,568,825

Structured Asset Securities Corp. 00-C2, L
3.17%, 5/20/09(d) ......................    AAA(c)       536         536,066

Vanderbilt Mortgage Finance 99-C, 1A3
7.385%, 1/7/20 .........................     Aaa         850         904,053

Vanderbilt Mortgage Finance 02-C, A4
6.57%, 8/7/24 ..........................     Aaa         640         651,853

Washington Mutual 01-Ar4, B4 5.774%,
12/25/31(d) ............................      Ba       1,220       1,222,974

Wells Fargo Mortgage Backed Securities
Trust 00-8, B3 7%, 9/25/30 .............    BBB(c)       576         587,627

Wells Fargo Mortgage Backed Securities
Trust 00-10, B3 7%, 11/25/30 ...........    AA-(c)       430         436,634
----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $34,797,183)                                     36,899,709
----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--6.0%

BULGARIA--0.5%
Republic of Bulgaria 144A 8.25%,
1/15/15(b) .............................      B          648         710,370

COSTA RICA--1.0%
Republic of Costa Rica 144A 8.11%,
2/1/12(b) ..............................      Ba         265         266,325

Republic of Costa Rica 8.11%, 2/1/12 ...      Ba       1,165       1,169,369
                                                                ------------
                                                                   1,435,694
                                                                ------------

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                          MOODY'S       PAR
                                           RATING      VALUE
                                         (Unaudited)   (000)       VALUE
                                         -----------  ------    ------------
DOMINICAN REPUBLIC--0.7%
Dominican Republic 144A 9.50%,
9/27/06(b) .............................      Ba      $  965    $  1,028,931

EL SALVADOR--0.9%
Republic of El Salvador 144A 8.50%,
7/25/11(b) .............................     Baa         855         919,125

Republic of El Salvador 144A 8.25%,
4/10/32(b) .............................     Baa         500         475,000
                                                                ------------
                                                                   1,394,125
                                                                ------------
PANAMA--1.0%
Republic of Panama 9.375%, 1/16/23 .....      Ba         460         474,950
Republic of Panama 8.875%, 9/30/27 .....      Ba       1,070       1,064,650
                                                                ------------
                                                                   1,539,600
                                                                ------------
PERU--0.5%
Republic of Peru 9.125%, 1/15/08 .......      Ba         750         759,375

PHILIPPINES--0.5%
Republic of the Philippines 10.625%,
3/16/25 ................................      Ba         695         717,588

POLAND--0.3%
Republic of Poland Bearer PDI Series B
7%, 10/27/14(d) ........................      A          483         491,447

UKRAINE--0.6%
Government of Ukraine 11%, 3/15/07 .....      B          928         956,046
----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $8,840,167)                                       9,033,176
----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--5.4%

AUSTRIA--0.6%
Sappi Pappier Holding AG 144A 6.75%,
6/15/12(b) .............................     Baa         810         890,360

CANADA--0.2%
Tembec Industries, Inc. 7.75%, 3/15/12 .      Ba         345         336,375

CAYMAN ISLANDS--0.6%
Pemex Finance Ltd. 9.03%, 2/15/11 ......     Baa         770         908,946

CHILE--0.7%
Petropower I Funding Trust 144A 7.36%,
2/15/14(b) .............................    BBB(c)     1,133       1,000,130

                                          MOODY'S       PAR
                                           RATING      VALUE
                                         (Unaudited)   (000)       VALUE
                                         -----------  ------    ------------
IRELAND--0.1%
MDP Acquisitions plc 144A 9.625%,
10/1/12(b) .............................     B(c)     $  190    $    198,550

LUXEMBOURG--0.3%
Tyco International Group SA 6.875%,
1/15/29 ................................      Ba         550         484,000

MALAYSIA--0.8%
Petronas Capital Ltd Regs 7%, 5/22/12 ..     Baa       1,055       1,161,819

MEXICO--0.5%
Grupo Transportacion Ferroviaria Mexicana
SA de CV 11.75%, 6/15/09(d) ............      B          740         727,050

NETHERLANDS--0.7%
Deutsche Telekom International Finance DT
8.50%, 6/15/10(d) ......................     Baa         460         529,798

PTC International Finance BV 10.75%,
7/1/07(d) ..............................      B          485         505,612
                                                                ------------
                                                                   1,035,410
                                                                ------------
POLAND--0.4%
TPSA Finance BV 144A 7.75%, 12/10/08(b)      Baa         610         610,000

VENEZUELA--0.5%
PDVSA Finance Ltd. 9.375%, 11/15/07 ....      Ba         140         123,200
PDVSA Finance Ltd. 99-I 9.75%, 2/15/10 .      Ba         355         312,400
PDVSA Finance Ltd. 8.50%, 11/16/12 .....      Ba         500         396,250
                                                                ------------
                                                                     831,850
                                                                ------------
----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $8,218,000)                                       8,184,490
----------------------------------------------------------------------------

                                                      SHARES
                                                      ------
COMMON STOCKS--0.0%

PAPER PRODUCTS--0.0%
Northampton Pulp LLC(e),(f) ............               1,955           3,910
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $78,535)                                              3,910
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--96.1%
(IDENTIFIED COST $140,387,498)                                   145,349,446
----------------------------------------------------------------------------

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                          STANDARD
                                          & POOR'S      PAR
                                           RATING      VALUE
                                         (Unaudited)   (000)       VALUE
                                         -----------  ------    ------------
SHORT-TERM OBLIGATIONS--4.8%

COMMERCIAL PAPER--4.8%
Cargill Inc 1.38%, 1/2/03 ..............     A-1      $3,265    $  3,264,875

Du Pont (E.I.) de Nemours & Co. 1.25%,
1/6/03 .................................     A-1+      4,040       4,039,298
----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $7,304,173)                                       7,304,173
----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.9%
(IDENTIFIED COST $147,691,671)                                   152,653,619(a)

Other assets and liabilities, net--(0.9)%                         (1,397,370)
                                                                ------------
NET ASSETS--100.0%                                              $151,256,249
                                                                ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,072,534 and gross depreciation of $2,075,347 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $147,656,432.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to a value of $11,021,783 or 7.3% of net assets.

(c) As rated by Standard & Poor's or Fitch.

(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(e) Non income producing.

(f) Illiquid. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2002, this security amounted to $3,910 or 0.0% of net assets.

(g) All or a portion segregated as collateral for when issued securities.

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002


ASSETS
Investment securities at value
   (Identified cost $147,691,671)                             $152,653,619
Cash                                                                 9,169
Receivables
   Interest and dividends                                        1,674,544
   Investment securities sold                                       99,224
   Other receivables                                                   169
Prepaid expenses                                                     2,042
                                                              ------------
     Total assets                                              154,438,767
                                                              ------------
LIABILITIES
Payables
   Investment securities purchased                               3,050,490
   Investment advisory fee                                          56,289
   Professional fee                                                 37,422
   Financial agent fee                                              13,160
   Transfer agent fee                                                6,780
   Trustees' fee                                                     1,825
   Distribution fee                                                  1,199
Accrued expenses                                                    15,353
                                                              ------------
     Total liabilities                                           3,182,518
                                                              ------------
NET ASSETS                                                    $151,256,249
                                                              ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $155,435,118
Undistributed net investment income                                104,586
Accumulated net realized loss                                   (9,245,403)
Net unrealized appreciation                                      4,961,948
                                                              ------------
NET ASSETS                                                    $151,256,249
                                                              ============

CLASS X
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $145,554,735)             4,647,928
Net asset value and offering price per share                        $31.32

CLASS Y
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $5,701,514)                 182,025
Net asset value and offering price per share                        $31.32


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
Interest                                                     $10,216,616
Dividends                                                         49,586
                                                             -----------
     Total investment income                                  10,266,202
                                                             -----------
EXPENSES
Investment advisory fee                                          655,872
Distribution fee, Class Y                                         16,706
Financial agent fee                                              160,518
Professional                                                      39,874
Transfer agent                                                    38,538
Custodian                                                         31,592
Registration                                                      25,017
Trustees                                                          17,000
Printing                                                          13,473
Miscellaneous                                                     25,146
                                                             -----------
     Total expenses                                            1,023,736
     Less expenses borne by investment adviser                  (202,351)
     Custodian fees paid indirectly                               (3,065)
                                                             -----------
     Net expenses                                                818,320
                                                             -----------
NET INVESTMENT INCOME                                          9,447,882
                                                             -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   31,424
Net change in unrealized appreciation (depreciation) on
   investments                                                 2,210,986
                                                             -----------
NET GAIN ON INVESTMENTS                                        2,242,410
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $11,690,292
                                                             ===========

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Year Ended          Year Ended
                                                                                   12/31/02            12/31/01
                                                                                 ------------        ------------
FROM OPERATIONS
   Net investment income (loss)                                                  $  9,447,882        $  9,264,791
   Net realized gain (loss)                                                            31,424              52,977
   Net change in unrealized appreciation (depreciation)                             2,210,986           1,425,217
                                                                                 ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     11,690,292          10,742,985
                                                                                 ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                  (9,108,316)         (8,669,809)
   Net investment income, Class Y                                                    (409,527)           (503,118)
                                                                                 ------------        ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                       (9,517,843)         (9,172,927)
                                                                                 ------------        ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (405,693 and 473,305 shares, respectively)        12,682,028          14,607,839
   Net asset value of shares issued from reinvestment of distributions
     (257,038 and 237,609 shares, respectively)                                     7,994,358           7,314,109
   Cost of shares repurchased (224,088 and 444,835 shares, respectively)           (6,999,094)        (14,019,156)
                                                                                 ------------        ------------
Total                                                                              13,677,292           7,902,792
                                                                                 ------------        ------------
CLASS Y
   Proceeds from sales of shares (36,605 and 60,560 shares, respectively)           1,149,000           1,914,573
   Net asset value of shares issued from reinvestment of distributions
     (13,168 and 16,339 shares, respectively)                                         409,524             503,115
   Cost of shares repurchased (114,916 and 35,337 shares, respectively)            (3,575,776)         (1,120,858)
                                                                                 ------------        ------------
Total                                                                              (2,017,252)          1,296,830
                                                                                 ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                       11,660,040           9,199,622
                                                                                 ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                           13,832,489          10,769,680

NET ASSETS
   Beginning of period                                                            137,423,760         126,654,080
                                                                                 ------------        ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $104,586 AND $146,273, RESPECTIVELY]                                     $151,256,249        $137,423,760
                                                                                 ============        ============

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS X
                                                                     ---------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31
                                                                     ---------------------------------------------------
                                                                      2002       2001(5)     2000      1999        1998
Net asset value, beginning of period                                 $30.84      $30.53     $29.88    $31.47      $33.17
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                        2.04(3)     2.22(3)    2.28(3)   2.01        2.26(3)
   Net realized and unrealized gain (loss)                             0.47        0.34       0.63     (1.57)      (1.58)
                                                                     ------      ------     ------    ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                                  2.51        2.56       2.91      0.44        0.68
                                                                     ------      ------     ------    ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               (2.03)      (2.25)     (2.23)    (2.03)      (2.25)
   Distributions from net realized gains                                 --          --         --        --       (0.13)
   Return of capital                                                     --          --      (0.03)       --          --
                                                                     ------      ------     ------    ------      ------
     TOTAL DISTRIBUTIONS                                              (2.03)      (2.25)     (2.26)    (2.03)      (2.38)
                                                                     ------      ------     ------    ------      ------
Change in net asset value                                              0.48        0.31       0.65     (1.59)      (1.70)
                                                                     ------      ------     ------    ------      ------
NET ASSET VALUE, END OF PERIOD                                       $31.32      $30.84     $30.53    $29.88      $31.47
                                                                     ======      ======     ======    ======      ======
Total return                                                           8.30%       8.53%     10.04%     1.47%       1.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $145,555    $129,800   $120,376  $100,044    $113,273

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)                                               0.55%(4)    0.55%(4)   0.55%     0.55%       0.55%
   Net investment income                                               6.49%       7.02%      7.53%     6.54%       6.89%
Portfolio turnover                                                      107%         99%        87%      142%        105%

                                                                                         CLASS Y
                                                                     ---------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31
                                                                     ---------------------------------------------------
                                                                      2002       2001(5)     2000      1999       1998
Net asset value, beginning of period                                 $30.84      $30.54     $29.89    $31.47      $33.18
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                        1.97(3)     2.14(3)    2.20(3)   1.96        2.18(3)
   Net realized and unrealized gain (loss)                             0.46        0.33       0.63     (1.59)      (1.59)
                                                                     ------      ------     ------    ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                                  2.43        2.47       2.83      0.37        0.59
                                                                     ------      ------     ------    ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                               (1.95)      (2.17)     (2.15)    (1.95)      (2.17)
   Distributions from net realized gains                                 --          --         --        --       (0.13)
   Return of capital                                                     --          --      (0.03)       --          --
                                                                     ------      ------     ------    ------      ------
     TOTAL DISTRIBUTIONS                                              (1.95)      (2.17)     (2.18)    (1.95)      (2.30)
                                                                     ------      ------     ------    ------      ------
Change in net asset value                                              0.48        0.30       0.65     (1.58)      (1.71)
                                                                     ------      ------     ------    ------      ------
NET ASSET VALUE, END OF PERIOD                                       $31.32      $30.84     $30.54    $29.89      $31.47
                                                                     ======      ======     ======    ======      ======
Total return                                                          8.02%        8.24%      9.75%     1.26%       1.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                $5,702      $7,623     $6,278    $6,884      $7,491

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                                               0.80%(4)    0.80%(4)   0.80%     0.80%       0.80%
   Net investment income                                               6.26%       6.77%      7.28%     6.29%       6.63%
Portfolio turnover                                                      107%         99%        87%      142%        105%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69%, 0.69%, 0.74%, 0.74%, and 0.77% for the periods ended December 31, 2002,
    2001, 2000, 1999, and 1998, respectively.

(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.94%, 0.94%, 0.99%, 0.99%, and 1.02% for the periods ended December 31, 2002,
    2001, 2000, 1999, and 1998, respectively.

(3) Computed using average shares outstanding.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(5) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the period ended December 31, 2001 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02, and increase the ratio of net investment income to average net assets from 6.95% to 7.02% and from 6.71% to 6.77% for class X and class Y, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002



1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix-Duff & Phelps Institutional Mutual Funds (the "Fund") is organized as a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Two Portfolios are offered for sale: Growth Stock Portfolio and Managed Bond Portfolio.

   Each Portfolio has distinct investment objectives. The Growth Stock Portfolio seeks long-term appreciation of capital. The Managed Bond Portfolio seeks to generate a high level of current income and capital appreciation.

   Each Portfolio offers both Class X and Class Y shares. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class Y bears distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of both classes of shares, except that Class X bears no distribution expenses.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.


A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.


B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

   Certain securities held by Managed Bond Portfolio were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2002, the total value of securities for which prices were provided by market makers represented approximately 5.25% of net assets.


C. INCOME TAXES:

   Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.


D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, non-deductible expenses, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.


E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.


F. FORWARD CURRENCY CONTRACTS:

   Each of the Portfolios may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)


   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At December 31, 2002, the Portfolios had no forward currency contracts.


G. FUTURES CONTRACTS:

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Portfolio may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to a Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. At December 31, 2002, the Portfolios had no futures contracts.


H. OPTIONS:

   Each Portfolio may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Portfolio may purchase options which are included in the Portfolio's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2002, the Portfolios had no options.


I. EXPENSES:

   Expenses incurred by the Fund with respect to both Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.


J. WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS:

   Each Portfolio may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis begin earning interest on the settlement date.


2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   The Adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC"). PIC is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Portfolio:

                                             1st $1      $1+
Portfolio                                    Billion   Billion
---------                                    -------   -------
Growth Stock Portfolio ..................     0.60%     0.55%

Managed Bond Portfolio ..................     0.45%     0.40%

   The Adviser has voluntarily agreed to assume total fund operating expenses of each Portfolio, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until the dates indicated below, to the extent that such expenses exceed the following percentages of average annual net assets:

                                   Class X   Class Y        Dates
                                   -------   -------   --------------
Growth Stock Portfolio ...........  0.70%     0.95%    April 30, 2003

Managed Bond Portfolio ...........  0.55%     0.80%    April 30, 2003

   Seneca Capital Management LLC ("Seneca") is the subadviser to the Growth Stock Portfolio. For its services, Seneca is paid a fee by PIC ranging from 0.10% to 0.275% of the average daily net assets of the Growth Stock Portfolio. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect wholly-owned subsidiary of PNX.

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)


   Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly-owned subsidiary of PNX, serves as the national distributor of the Fund's shares. Each Portfolio pays PEPCO a distribution fee at an annual rate of 0.25% for Class Y shares applied to the average daily net assets of that class. The distributor has advised the Fund that the total amount expensed for the year ended December 31, 2002 was allocated as follows:

                                          Distribution Fee    Distribution Fee
                         Distribution Fee   Paid Out to           Paid to
                           Retained by      Unaffiliated       W.S. Griffith
                           Distributor      Participants      Securities, Inc.
                         ---------------- ----------------    ----------------
Growth Stock Portfolio         $356             $691               $27,506
Managed Bond Portfolio          400               --                16,306

W.S. Griffith Securities, Inc. is an indirect subsidiary of PNX.

   As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. For the year ended December 31, 2002, financial agent fees were $224,753 as reported in the Statement of Operations of which PEPCO received $39,939 per fund. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

   PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 2002, transfer agent fees were $75,270 as reported in the Statement of Operations, of which PEPCO retained $0 for Growth Stock Portfolio and $0 for Managed Bond Portfolio.

   For the year ended December 31, 2002, the Growth Stock Portfolio paid PXP Securities Corp., a wholly-owned subsidiary of PNX, brokerage commissions of $8,229 in connection with portfolio transactions effected by it.

   At December 31, 2002, Phoenix Life Insurance Company and affiliates held Portfolio shares which aggregated the following:

                                                         Aggregate
                                                         Net Asset
                                          Shares           Value
                                          ------        ----------
Growth Stock Portfolio, Class Y .......    8,398        $  126,726
Managed Bond Portfolio, Class X .......   72,686         2,276,526
Managed Bond Portfolio, Class Y .......    4,991           156,318


3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended December 31, 2002 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                   Purchases           Sales
                                  -----------        -----------
Growth Stock Portfolio .........  $31,426,802        $34,464,992
Managed Bond Portfolio .........   95,440,074         85,212,463




   Purchases and sales of U.S. Government and agency securities during the year ended December 31, 2002, aggregated the following:

                                   Purchases            Sales
                                  -----------        -----------
Managed Bond Portfolio ........   $62,513,229        $64,566,698


4. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market price of these investments and the income they generate, as well as a Portfolio's ability to repatriate such amounts.

   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

   Certain portfolios may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the portfolio, positive or negative, than if the portfolio did not concentrate its investments in such sectors.


5. OTHER

   As of December 31, 2002, the Portfolios had shareholders who each individually owned more than 10% of shares outstanding, none of whom are affiliated with PNX or PXP as follows. In addition, affiliate holdings are presented in the table located within Note 2.

                                   Number of        % of Shares
                                 Shareholders       Outstanding
                                 ------------       -----------
Growth Stock Portfolio .........       3                 62%
Managed Bond Portfolio .........       3                 46%


6. FEDERAL INCOME TAX INFORMATION

   The Fund has capital loss carryovers, which may be used to offset future capital gains, as follows:

                                        Expiration Year
                 ---------------------------------------------------------------
                   2007         2008         2009          2010          Total
                 ---------   ---------    ----------   -----------   -----------
Growth Stock
  Portfolio ... $       --  $       --    $8,335,855   $5,606,008    $13,941,863
Managed Bond
  Portfolio ...  5,360,348   2,194,743            --           --      7,555,091

   For the year ended December 31, 2002, the Managed Bond Portfolio utilized $311,969 of prior year deferred capital loss carryovers against 2002 capital gains.

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONCLUDED)


   Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2002, the Funds deferred current year and recognized prior year post-October capital losses as follows:

                                  Deferred     Recognized
                                 ----------    ----------
Growth Stock Portfolio ........  $  245,179     $368,425
Managed Bond Portfolio ........   1,690,312      716,255

   As of December 31, 2002, the components of distributable earnings on a tax basis (excluding unrealized appreciation/(depreciation) which is disclosed in the respective schedule of investments) were as follows:

                                Undistributable     Undistributable
                                   Ordinary            Long-Term
                                    Income           Capital Gains
                                ---------------     ---------------
Growth Stock Portfolio ........    $ 45,054              $   --
Managed Bond Portfolio ........     104,586                  --

   The differences between the book basis and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the statement of changes in net assets are reported as ordinary income for federal tax purposes.


7. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2002, the Portfolios recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses and non-taxable dividends. The reclassifications have no impact on the net assets or net asset value of the Portfolios. The following Portfolio recorded reclassifications to increase (decrease) the accounts listed below:

                           Undistributed     Accumulated       Capital paid in
                           net investment   net realized          on shares
                            income (loss)    gain (loss)     beneficial interest
                           --------------   ------------     -------------------
Managed Bond Portfolio ...     $28,274          $(641,425)         $613,151

--------------------------------------------------------------------------------

                       TAX INFORMATION NOTICE (UNAUDITED)

   For the fiscal year ended December 31, 2002, for federal income tax purposes 100% of ordinary income dividends paid by the Growth Stock Portfolio qualify for the dividends received deductions for corporate shareholders.

--------------------------------------------------------------------------------


   This report is not authorized for distribution to prospective investors in Phoenix-Duff & Phelps Institutional Mutual Funds unless preceded or accompanied by an effective prospectus which includes information concerning the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

(LOGO)
PRICEWATERHOUSECOOPERS  [PwC]
[GRAPHIC OMITTED]


To the Board of Trustees and Shareholders of Phoenix-Duff &Phelps Institutional Mutual Funds



      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Duff & Phelps Institutional Growth Stock Portfolio and Phoenix-Duff & Phelps Institutional Managed Bond Portfolio (constituting Phoenix-Duff & Phelps Institutional Mutual Funds, hereinafter referred to as the "Fund") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/  PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 14, 2003

FUND MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.


                              INDEPENDENT TRUSTEES

                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
     NAME, (AGE) AND             LENGTH OF    OVERSEEN BY                         DURING PAST 5 YEARS AND
         ADDRESS                TIME SERVED     TRUSTEE                    OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Robert Chesek (68)            Served since       28            Currently retired.
                                1996.
------------------------------------------------------------------------------------------------------------------------------------
  E. Virgil Conway (73)         Served since       38            Chairman, Rittenhouse Advisors, LLC (consulting firm) since
  Rittenhouse Advisors, LLC     1996.                            2001. Trustee/Director, Realty Foundation of New York
  101 Park Avenue                                                (1972-present), Pace University (1978-present), New York
  New York, NY 10178                                             Housing Partnership Development Corp. (Chairman)
                                                                 (1981-present), Greater New York Councils, Boy Scouts of
                                                                 America (1985- present), Academy of Political Science (Vice
                                                                 Chairman) (1985-present), Urstadt Biddle Property Corp.
                                                                 (1989-present), The Harlem Youth Development Foundation
                                                                 (1998-present). Chairman, Metropolitan Transportation
                                                                 Authority (1992-2001). Director, Trism, Inc. (1994-2001),
                                                                 Consolidated Edison Company of New York, Inc. (1970-2002),
                                                                 Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                                 Insurance Company (1974-2002), Josiah Macy, Jr., Foundation
                                                                 (1975-2002), Union Pacific Corp. (1978-2002), Blackrock
                                                                 Freddie Mac Mortgage Securities Fund (Advisory Director)
                                                                 (1990-2002), Accuhealth (1994-2002).
------------------------------------------------------------------------------------------------------------------------------------
  William Crawford (74)         Served since       4             Currently retired.
  3003 Gulf Shore Blvd., #401   1996.
  Naples, FL 34103
------------------------------------------------------------------------------------------------------------------------------------
  Harry Dalzell-Payne (73)      Served since       38            Currently retired.
  The Flat, Elmore Court        1996.
  Elmore, GL05, GL2 3NT U.K.
------------------------------------------------------------------------------------------------------------------------------------
  William N. Georgeson (75)     Served since       4             Currently retired. Director, Concordia University Foundation
  575 Glenwood Road             1996.                            (charity) (1994-present).
  Lake Forest, IL 60045
------------------------------------------------------------------------------------------------------------------------------------
  Francis E. Jeffries (72)      Served since       31            Director, The Empire District Electric Company
  8477 Bay Colony Dr. #902      1996.                            (1984-present). Director (1989-1997), Chairman of the Board
  Naples, FL 34108                                               (1993-1997), Phoenix Investment Partners, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
  Leroy Keith, Jr. (63)         Served since       28            Partner, Stonington Partners, Inc. (private equity fund)
  Stonington Partners, Inc.     1996.                            since 2001. Chairman (1995 to 2000) and Chief Executive
  736 Market Street, Ste. 1430                                   Officer (1995-1998), Carson Products Company (cosmetics).
  Chattanooga, TN 37402                                          Director/Trustee, Evergreen Funds (six portfolios).
------------------------------------------------------------------------------------------------------------------------------------

                              INDEPENDENT TRUSTEES

                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
     NAME, (AGE) AND             LENGTH OF    OVERSEEN BY                         DURING PAST 5 YEARS AND
         ADDRESS                TIME SERVED     TRUSTEE                    OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Geraldine M. McNamara (51)    Served since       36            Managing Director, U.S. Trust Company of New York (private
  United States Trust           2001.                            bank) (1982-present).
  Company of NY
  114 West 47th Street
  New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
  Eileen A. Moran (48)          Served since       4             President and Chief Executive Officer, PSEG Resources Inc.
  PSEG Resources, Inc.          1996.                            (investment company) (1990-present).
  80 Park Plaza, T-22
  Newark, NJ 07102
------------------------------------------------------------------------------------------------------------------------------------
  Everett L. Morris (74)        Served since       38            Vice President, W.H. Reaves and Company (investment
  W.H. Reaves and Company       1996.                            management) (1993-present).
  10 Exchange Place
  Jersey City, NJ 07302
------------------------------------------------------------------------------------------------------------------------------------
  Richard A. Pavia (72)         Served since       4             Currently retired. Vice Chairman, Forest Preserve District,
  7145 North Ionia              1996.                            Cook County President Advisory Council (1997-present).
  Chicago, IL 60646                                              Special Consultant, K&D Facilities Resource Corp.
                                                                 (1995-present).
------------------------------------------------------------------------------------------------------------------------------------
  Richard E. Segerson (56)      Served since       28            Managing Director, Northway Management Company
  Northway Management Company   1996.                            (1998-present). Managing Director, Mullin Associates
  164 Mason Street                                               (1993-1998).
  Greenwich, CT 06830
------------------------------------------------------------------------------------------------------------------------------------
  Lowell P. Weicker, Jr. (71)   Served since       28            Director, UST Inc. (1995-present), HPSC Inc. (1995-present),
  200 Duke Street               1996.                            Compuware (1996-present) and WWF, Inc. (2000-present).
  Alexandria, VA 22314                                           President, The Trust for America's Health (non-profit)
                                                                 (2001-present). Director, Duty Free International, Inc.
                                                                 (1997-1998).
------------------------------------------------------------------------------------------------------------------------------------

                     INTERESTED TRUSTEES

     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                NUMBER OF
                                              PORTFOLIOS IN
      NAME, (AGE), ADDRESS                     FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
      AND POSITION(S) WITH       LENGTH OF     OVERSEEN BY                         DURING PAST 5 YEARS AND
             TRUST              TIME SERVED      TRUSTEE                    OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  *Philip R. McLoughlin (56)    Served since       49            Director, PXRE Corporation (Delaware) (1985-present), World
                                1996.                            Trust Fund (1991-present). Chairman (1997-2002), Director
   Chairman and President                                        (1995-2002), Vice Chairman (1995-1997) and Chief Executive
                                                                 Officer (1995-2002), Phoenix Investment Partners, Ltd.
                                                                 Director, Executive Vice President and Chief Investment
                                                                 Officer, The Phoenix Companies, Inc. (2001-2002). Director
                                                                 (1994-2002) and Executive Vice President, Investments
                                                                 (1988-2002), Phoenix Life Insurance Company. Director
                                                                 (1983-2002) and Chairman (1995-2002), Phoenix Investment
                                                                 Counsel, Inc. Director (1984-2002) and President
                                                                 (1990-2000), Phoenix Equity Planning Corporation. Chairman
                                                                 and Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                                                 (1999-2002). Director and President, Phoenix Investment
                                                                 Management Company (2001-2002). Director and Executive Vice
                                                                 President, Phoenix Life and Annuity Company (1996-2002).
                                                                 Director and Executive Vice President, PHL Variable
                                                                 Insurance Company (1995-2002). Director, Phoenix National
                                                                 Trust Company (1996-2002). Director and Vice President, PM
                                                                 Holdings, Inc. (1985-2002). Director, PHL Associates, Inc.
                                                                 (1995-2002). Director (1992-2002) and President (1992-1994),
                                                                 WS Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 **James M. Oates (56)          Served since       28            Chairman, Hudson Castle Group Inc. (formerly IBEX Capital
   Hudson Castle Group Inc.     1996.                            Markets Inc.) (financial services) (1997-present). Managing
   c/o Northeast Investment                                      Director, Wydown Group (consulting firm) (1994-present).
   Management, Inc.                                              Director, Investors Financial Service Corporation
   50 Congress Street,                                           (1995-present), Investors Bank & Trust Corporation
   Ste. 1000                                                     (1995-present), Plymouth Rubber Co. (1995-present), Stifel
   Boston, MA 02109                                              Financial (1996-present), Connecticut River Bancorp
                                                                 (1998-present), Connecticut River Bank (1998-present) and
                                                                 Trust Company of New Hampshire (2002-present). Director and
                                                                 Treasurer, Endowment for Health, Inc. (2000-present).
                                                                 Chairman, Emerson Investment Management, Inc.
                                                                 (2000-present). Investment Committee, New Hampshire
                                                                 Charitable Foundation (2001-present). Vice Chairman,
                                                                 Massachusetts Housing Partnership (1998-1999). Director,
                                                                 Blue Cross and Blue Shield of New Hampshire (1994-1999), AIB
                                                                 Govett Funds (1991-2000), Command Systems, Inc. (1998-2000),
                                                                 Phoenix Investment Partners, Ltd. (1995-2001) and 1Mind,
                                                                 Inc. (1999-2001).
------------------------------------------------------------------------------------------------------------------------------------

* Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd., and its affiliates.

**Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Castle Group Inc. and Phoenix and certain of its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                 POSITION(S) HELD WITH
     NAME, (AGE) AND              TRUST AND LENGTH OF                          PRINCIPAL OCCUPATION(S)
         ADDRESS                      TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  William R. Moyer (58)         Executive Vice President         Executive Vice President and Chief Financial Officer
                                since 1996.                      (1999-present), Senior Vice President and Chief Financial Officer
                                                                 (1995-1999), Phoenix Investment Partners, Ltd. Director
                                                                 (1998-present), Senior Vice President, Finance (1990-present),
                                                                 Chief Financial Officer (1996-present), and Treasurer
                                                                 (1998-present), Phoenix Equity Planning Corporation. Director
                                                                 (1998-present), Senior Vice President (1990-present), Chief
                                                                 Financial Officer (1996-present) and Treasurer (1994-present),
                                                                 Phoenix Investment Counsel, Inc. Senior Vice President and Chief
                                                                 Financial Officer, Duff & Phelps Investment Management Co.
                                                                 (1996-present). Vice President, Phoenix Fund Complex
                                                                 (1990-present).
------------------------------------------------------------------------------------------------------------------------------------
  Robert S. Driessen (55)       Vice President since 1999.       Vice President and Compliance Officer, Phoenix Investment
                                                                 Partners, Ltd. (1999-present) and Phoenix Investment Counsel,
                                                                 Inc. (1999-present). Vice President, Phoenix Fund Complex
                                                                 (1999-present). Compliance Officer (2000-present) and Associate
                                                                 Compliance Officer (1999), PXP Securities Corp. Vice President,
                                                                 Risk Management Liaison, Bank of America (1996-1999). Vice
                                                                 President, Securities Compliance, The Prudential Insurance
                                                                 Company of America (1993-1996). Branch Chief/Financial Analyst,
                                                                 Securities and Exchange Commission, Division of Investment
                                                                 Management (1972-1993).
------------------------------------------------------------------------------------------------------------------------------------
  Nancy G. Curtiss (50)         Treasurer since 1996.            Vice President, Fund Accounting (1994-present) and Treasurer
                                                                 (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                                 Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
  Richard J. Wirth (44)         Secretary since 2002.            Vice President and Insurance and Investment Products Counsel
  One American Row                                               (2002-present), Counsel (1993-2002), Phoenix Life Insurance
  Hartford, CT 06102                                             Company.
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS


101 Munson Street
Greenfield, Massachusetts 01301


TRUSTEES
Robert Chesek
E. Virgil Conway
William W. Crawford
Harry Dalzell-Payne
William N. Georgeson
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Eileen A. Moran
Everett L. Morris
James M. Oates
Richard A. Pavia
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
William R. Moyer, Executive Vice President
Robert S. Driessen, Vice President
Richard J. Wirth, Secretary
Nancy G. Curtiss, Treasurer

--------------------------------------------------------------------------------

IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

--------------------------------------------------------------------------------


INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
JP Morgan Chase Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Shareholder Services                                   1-800-814-1897 (option 3)

                                                              ------------------
                                                                   PRESORTED
                                                                   STANDARD
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                Louisville, KY
                                                                Permit No. 1051
                                                              ------------------

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

(LOGO)
PHOENIX
INVESTMENT PARTNERS,LTD.
[GRAPHIC OMITTED]

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.

E-DELIVERY
OF YOUR FUND
COMMUNICATIONS
NOW AVAILABLE!

TO SIGN UP, GO TO
THE INDIVIDUAL
INVESTORS AREA AT
PHOENIXINVESTMENTS.COM
AND LOG IN. SELECT AN
ACCOUNT, THEN CLICK THE
"E-DELIVERY" BUTTON.

PXP 092 (2/03)